SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 20, 2011

CHINA INSURE HOLDINGS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-54039	27-3819635
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

7th Floor, 11 Niu St.
Xicheng District, Beijing 100053 China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(718) 255 4700
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2011, the former shareholders of China Insure Holdings, Inc.  entered into a stock purchase agreement (the “Agreement”) with Hua Zhang.  Pursuant to the Agreement the Company was to issue an additional 500,000 shares to TAIJ Capital Limited for services rendered.  On May 20, 2011 the Board adopted a resolution by unanimous written consent withdrawing the issuance of 500,000 shares to TAIJ Capital.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 20, 2011, pursuant to the Agreement, the Board adopted a resolution by unanimous written consent changing its fiscal year end from December 31 to June 30.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INSURE HOLDINGS, INC.

By:  /s/ Hua Zhang
Name: Hua Zhang
Title: President and Chief Executive Officer

Dated: May 20, 2011